Exhibit 10.20

ADDENDUM

THIS AGREEMENT entered into this 20th day of March, 1973, by and between the parties hereto, constitutes an addendum to and shall become part of the lease dated the 21st day of July, 1972, by and between C, S and Y ASSOCIATES, a general partnership, as “Lessor” and ELDORADO HOTEL ASSOCIATES, a limited partnership, as “Lessee”.

WITNESSETH:

In consideration of the terms and conditions hereinafter stated and of her good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

Subparagraph (ii) (c) on page 2 shall be amended as follows:

(ii)               A sum equal to 3% of the gross gaming receipts for any one calendar year during the remainder of the term of this lease. The gross gaming receipts shall be defined by the rules and regulations of the Nevada State Gaming Commission as of this date. The sum equal to 3% of the gross gaming receipts will not become effective until such time as all the partners of this general partnership known as C, S and Y ASSOCIATES are licensed by the State Gaming Control Board.

IN WITNESS WHEREOF, lessor and lessee have caused this Addendum to be executed and have hereunto affixed their signatures the day and year in this instrument first above written.

C, S and Y ASSOCIATES, a General Partnership	ELDORADO HOTEL ASSOCIATES, a Limited Partnership

/s/ Donald Louis Carano	/s/ William Carano
Donald Louis Carano	William Carano

/s/ William Carano	/s/ Lena M. Carano
William Carano	Lena M. Carano

/s/ Lena M. Carano	/s/ Donald Louis Carano
Lena M. Carano	Donald Louis Carano

/s/ George Lawrence Siri, Jr.	/s/ George Lawrence Siri, Jr
George Lawrence Siri, Jr.	George Lawrence Siri, Jr

/s/ Susan B. Siri	/s/ Susan B. Siri
Susan B. Siri	Susan B. Siri

/s/ George E. Yori	/s/ George E. Yori
George E. Yori	George E. Yori

/s/ Genevieve Yori	/s/ Genevieve Yori
Genevieve Yori	Genevieve Yori

/s/ Raymond Poncia
Raymond Poncia

MEMORANDUM OF LEASE

BE IT KNOWN, that C, S and Y ASSOCIATES, a general partnership, has pursuant to the terms and conditions of a certain written Lease dated the 21st day of July, 1972, leased unto ELDORADO HOTEL ASSOCIATES, a limited partnership, the hereinafter described real property.

The real property the subject matter of this Lease is located in the City of Reno, County of Washoe, State of Nevada, and more particularly described as follows:

Lots 5, 6, 7 and 8 in Block G of original town now City of Reno, according to the map thereof, filed in the Office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals this 21st day of July, 1972.

C, S and Y ASSOCIATES, a general partnership

/s/ Donald Louis Carano
Donald Louis Carano

/s/ William Carano
William Carano

/s/ Lena M. Carano
Lena M. Carano

/s/ George Lawrence Siri, Jr.
George Lawrence Siri, Jr.

/s/ Susan B. Siri
Susan B. Siri

/s/ George E. Yori
George E. Yori

/s/Genevieve Yori
Genevieve Yori

ELDORADO HOTEL ASSOCIATES, a limited partnership

/s/ William Carano
William Carano

/s/ Lena M. Carano
Lena M. Carano

/s/ Donald Louis Carano
Donald Louis Carano

/s/ George Lawrence Siri, Jr.
George Lawrence Siri, Jr.

/s/ Susan B. Siri
Susan B. Siri

/s/ George E. Yori
George E. Yori

/s/ Genevieve Yori
Genevieve Yori

/s/ Raymond Poncia
Raymond Poncia

STATE OF NEVADA
ss.
COUNTY OF WASHOE

On this 21st day of July, 1972, personally appeared before me, a Notary Public, DONALD LOUIS CARANO, WILLIAM CARANO, LENA M. CARANO, GEORGE LAWRENCE SIRI, JR., SUSAN B. SIRI, and GEORGE E. YORI and GENEVIEVE YORI, who acknowledged to me that they executed the foregoing Memorandum of Lease for C, S, AND Y ASSOCIATES.

[SEAL APPEARS HERE]	[SIGNATURE APPEARS HERE]
Notary Public

STATE OF NEVADA
ss.
COUNTY OF WASHOE

On this 21st day of July, 1972, personally appeared before me, a Notary Public, WILLIAM CARANO, LENA M. CARANO, DONALD LOUIS CARANO, GEORGE LAWRENCE SIRI, JR., SUSAN B. SIRI, GEORGE E. YORI, GENEVIEVE YORI and RAYMOND PONCIA, who acknowledged to me that they execute the foregoing Memorandum of Lease for ELDORADO HOTEL ASSOCIATES.

McDonald, Carano, Wilson	[SEAL APPEARS HERE]	[SIGNATURE APPEARS HERE]
Bergin & Bible		Notary Public
Attorney at Law
Reno, Nevada 89505